UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

DORCHESTER MINERALS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07                 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Limited Partners of Dorchester Minerals, L.P. (the “Partnership”) was held on May 16, 2017. The matters on which the unitholders voted, in person or by proxy, as fully described in the proxy statement for our Annual Meeting, were:

1.	to elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2018 Annual Meeting of Limited Partners;

2.	to approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017;

3.

approval of, by a unitholder non-binding advisory vote, the compensation paid to the Partnership’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, commonly referred to as a “Say-on-Pay” proposal; and

4.	the establishment, by a unitholder non-binding advisory vote, of the frequency of submission to unitholders of advisory “Say-on-Pay” proposals.

Buford P. Berry, C.W. Russell and Ronald P. Trout were each elected to our Board of Managers and appointed to the Advisory Committee.

The results of the voting were as follows:

1.     Election of Managers

Manager	Votes For	Votes Withheld	Broker Non-Votes

Buford P. Berry	11,260,773	1,281,849	11,326,090
C.W. Russell	11,608,357	934,265	11,326,090
Ronald P. Trout	11,610,215	932,407	11,326,090

2.     Approval of the Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes

23,125,153	90,873	652,686	0

3.     Approval of the Compensation Paid the Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes

11,837,948	487,935	216,739	11,326,090

4.     Establishment of the Frequency of Say-On-Pay Proposals

1 Year	2 Years	3 Years	Abstentions

4,190,518	94,401	7,557,218	700,485

Based on the results of the unitholder vote on the establishment of the frequency of Say-on-Pay proposals, and consistent with the Board of Managers’ prior recommendation to the Partnership’s unitholders in connection with such vote, the Partnership has determined that, until the next vote on the frequency of Say-on-Pay proposals, the Partnership will hold an advisory Say-on-Pay vote every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P. Registrant by Dorchester Minerals Management LP its General Partner, by Dorchester Minerals Management GP LLC its General Partner
Date: May 17, 2017
By: /s/ William Casey McManemin William Casey McManemin Chief Executive Officer

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